OTHER GAINS - NET	12 Months Ended
Mar. 31, 2019
Analysis of income and expense [abstract]
OTHER GAINS - NET
OTHER GAINS – NET

	2019	2018
Disposal of property, plant and equipment	$1.2	$9.7
Net foreign exchange gains	24.8	2.5
Reversal of royalty obligations	7.9	2.0
Disposal of interest in investment	—	14.3
Remeasurement of investment, net of reorganization and others costs	3.7	12.2
Other	(15.3)	(3.3)
Other gains – net	$22.3	$37.4

Disposal of interest in investment
During the second quarter of fiscal 2018, the Company disposed of its 49% interest in Zhuhai Xiang Yi Aviation Technology Company Limited, an equity accounted investee, for a net cash proceeds of $114.0 million. Upon disposal of this investment, $6.3 million of goodwill was derecognized and an impairment of $7.0 million was recognized with respect to a related investment in an equity account investee. The Company realized a net gain on disposal of $14.3 million.

Remeasurement of investment and reorganization costs
During the fourth quarter of fiscal 2019, the Company's interest in CFTPL increased from 50% to 100%, obtaining control of CFTPL, and increasing its interest in CSTPL from 25% to 50%. Before the transaction, the Company's interest in CFTPL was accounted for using the equity method. A gain of $3.7 million was generated primarily from the remeasurement to fair value of the previously held interest in CFTPL.

During the third quarter of fiscal 2018, the Company’s interest in AACE increased from 50% to 100%, obtaining control of AACE (Note 3). Before the transaction, the Company’s 50% ownership interest in AACE was accounted for using the equity method. The remeasurement to fair value of the previously held interest in AACE generated a gain of $34.7 million. In addition, $4.6 million of goodwill was derecognized, costs of $8.5 million, including acquisition costs of $1.5 million and a write-down of assets for $9.4 million were incurred. Accordingly, the Company recognized a net gain upon remeasurement of $12.2 million. Also in the quarter, reorganization and other costs of $8.2 million were incurred resulting in a gain upon remeasurement net of overall costs incurred in the amount of $4.0 million.

Other
During the fourth quarter of fiscal 2019, an impairment of $4.9 million was recognized, in the Civil Aviation Training Solutions segment, on certain older assets in our network. Costs of $6.8 million were also incurred as a result of the acquisition and integration of Bombardier's BAT Business.